UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as depositor under an Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-S2)

                       Residential Funding Mortgage Securities I, Inc.
                    (Exact name of registrant as specified in its charter)

  DELAWARE                            333-106093          75-2006294
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
  of Incorporation)                   File Number)        Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

        On March 26, 2004, the Registrant will cause the issuance and sale of approximately $360,357,143 initial principal amount of Mortgage Pass-Through Certificates, Series 2004-S2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-V, Class R-I, Class R-II, Class M-l, Class M-2, Class M-3, B-1, Class B-2 and Class B-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

              Item 601 (a) of
              Regulation S-K
Exhibit No.   Exhibit No.           Description

1             23        Consent of Deloitte & Touch LLP,
                        independent auditors of Radian Asset Assurance Inc.
                        with respect to the Residential Funding Mortgage
                        Securities I, Inc. Mortgage Pass-Through Certificates,
                        Series 2004-S2.



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                                   SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:   /s/ Joe Orning
                                            Name: Joe Orning
                                            Title: Vice President


Dated: March 23, 2004



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                                  EXHIBIT INDEX

               Item 601 (a) of                                     Sequentially
Exhibit        Regulation S-K                                      Numbered
Number         Exhibit No.          Description                    Page

1                     23            Independent Auditors' Consent       6



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                                    EXHIBIT I




                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Prospectus Supplement of RFMSI Series 2004-S2 Trust, relating to Mortgage Pass-Through Certificates Series, 2004-S2 comprising part of the Registration Statement (No. 333-106093) of Residential Funding Mortgage Securities I, Inc., of our report dated May 9, 2003 (January 14, 2004 as to Note 15), which report expresses an unqualified opinion and includes an explanatory paragraph referring to the Company's recognition of a loss of $111 million relating to a single insured obligation subsequent to December 31, 2002, on our audit of the consolidated financial statements of Radian Asset Assurance Inc. and Subsidiary as of December 31, 2002 and 2001, and for the three years in the period ended December 31, 2002.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.


/s/ Deloitte & Touche LLP
Stamford, Connecticut
March 23, 2004


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